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                                                                    EXHIBIT 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (this "AMENDMENT") dated as of November 13, 2002, is among KCS ENERGY, INC. (the "BORROWER"), certain commercial lending institutions named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a "LENDER" and collectively as the "LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as agent for the Lenders (in such capacity, together with its successors and assigns, the "AGENT"), CIBC INC., as collateral agent for the Lenders (in such capacity, together with its successors and assigns, "COLLATERAL AGENT").

                              PRELIMINARY STATEMENT

         A. The Borrower, the Lenders, the Agent and the Collateral Agent have entered into that certain Credit Agreement, dated as of November 28, 2001, among the Borrower, the Lenders, the Agent and the Collateral Agent, as amended by that certain First Amendment to Credit Agreement, dated as of May 14, 2002, among the Borrower, the Lenders, the Agent and the Collateral Agent, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 14, 2002, but effective as of June 30, 2002, among the Borrower, the Lenders, the Agent and the Collateral Agent (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the "CREDIT AGREEMENT").

         B. The Borrower, the Lenders, the Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement to (i) extend the Final Maturity (as defined in the Credit Agreement) under the Credit Agreement, (ii) to reduce the Commitment Amount (as defined in the Credit Agreement), and (iii) to make other changes, as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

         Section 1. DEFINITIONS.

             (a) Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

         Section 2. AMENDMENT OF CREDIT AGREEMENT.

             (a) The definition of "Final Maturity" as set forth in Section 1.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Final Maturity" shall mean November 28, 2004 unless the Liquidity Condition shall not have been satisfied, as shall be determined by the Lenders in their sole discretion, by December 15, 2002, in which event it shall mean December 15, 2002.

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             (b) The definition of "Liquidity Condition" as set forth in Section
1.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Liquidity Condition" shall mean that (i) less than $20,000,000 in principal amount of the Borrower's Senior Notes are outstanding on August 31, 2002 and (ii) the Borrower shall have cash plus Available Commitment of not less than the then outstanding principal amount of the Senior Notes on August 31, 2002; provided, however, that if the Borrower fails to satisfy one or both of clause (i) and (ii) on August 31, 2002, the Borrower shall have a one-hundred-and-six (106) day period in which to remedy such failure, which remedy shall be subject to the approval of the Lenders in their sole discretion.

             (c) The Credit Agreement is hereby amended by adding the following
Section 5.21 immediately following the existing Section 5.20 of the Credit
Agreement:

                  "5.21 Maintenance of Cash Balance. Maintain on deposit in the Borrower's accounts a cash balance in an amount equal to the amount of the Loan Balance under this Agreement, and provide to the Agent any information relating to such balance, deposits or accounts as the Agent may from time to time reasonably request."

         Section 3. REDETERMINATION OF THE BORROWING BASE. As of the Effective Date, the parties hereto agree that the Borrowing Base shall be $4,000,000, subject to redetermination pursuant to Section 2.12 of the Credit Agreement or reduction pursuant to Section 6.5 of the Credit Agreement.

         Section 4. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

         Section 5. EFFECTIVENESS. This Amendment shall be effective as of the date hereof (the "EFFECTIVE DATE"), provided that the conditions set forth in this Section 5 are satisfied:

             (a) On or before the Effective Date, the Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Agent, the Collateral Agent and from all of the Lenders.

             (b) Within one (1) day following the Effective Date, the Agent shall have received prepayment of the Loans by the Borrower to the Agent for the account of the Lenders, to be shared by the Lenders based on their respective pro rata share of the total Commitments, in an amount equal to $1,000,000 for application on the Loan Balance, which following such prepayment, such Loan Balance shall not exceed $4,000,000.

             (c) On or before the Effective Date, the Agent shall have received such other instruments and documents as the Agent may reasonably request.


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         Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent, the Collateral Agent and the Lenders, that
(i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

         Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 8. MISCELLANEOUS. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 9. FINAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Left Intentionally Blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    KCS ENERGY, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                    Name:  James W. Christmas
                                    Title: President and Chief Executive Officer



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                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    NEW YORK AGENCY,
                                    as Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:




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                                       CIBC INC.
                                       as Collateral Agent and Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



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                                       GUARANTY BANK
                                       as Lender


                                       By:
                                          --------------------------------------
                                       Name:  Richard Menchaca
                                       Title: Vice President



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